UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14-A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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SC Health Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SC Health Corporation
A Cayman Islands Exempted Company
108 Robinson Road #10-00
Singapore 068900

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at 2:00 p.m. local Singapore time on April 14, 2021

Dear Shareholders:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting (the “Extraordinary General Meeting”) of SC Health Corporation (“SC Health,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 2:00 p.m. local Singapore time on April 14, 2021, at our principal executive office, located at 108 Robinson Road #10-00, Singapore 068900, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. The accompanying proxy statement (the “Proxy Statement”) is dated March [•], 2021, and is first being mailed to shareholders of the Company on or about that date. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

[•]

The sole purpose of the Extraordinary General Meeting is to:

•
consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”), the amendment of the Articles to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 16, 2019 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from April 16, 2021 to August 16, 2021 (the “Extension,” and such later date, the “Extended Date”).

The Extension Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provided that we had until January 16, 2021 to complete a business combination. On January 12, 2021, the Company’s shareholders approved an amendment to the Articles to provide that the Company would have until April 16, 2021 to complete a business combination. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a next generation technology developer for an initial business combination as disclosed on the Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2021, our Board currently believes that there will not be sufficient time to complete a business combination by April 16, 2021. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial business combination.

If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of March [•], 2021, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on The New York Stock Exchange on March [•], 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of March [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 12, 2021 (WHICH IS 6:00 A.M. LOCAL SINGAPORE TIME, ON APRIL 13, 2021 (SUBJECT TO DAYLIGHT SAVING TIMEZONE DIFFERENCE), TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant (as described below). In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including SC Health Holdings Limited, a Cayman Islands exempted company (the “Sponsor”), and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Each holder of public warrants (other than the Sponsor and its affiliates) will have the right to require the Sponsor to repurchase or cause one of its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), their outstanding public warrants in connection with the Extension Proposal (the “Warrant Repurchase”). Any such purchases would occur only in connection with the effectiveness of the Extension. Any public warrants so repurchased by our Sponsor or its affiliate will be cancelled and cease to be outstanding.

Our Sponsor deposited cash into an escrow account with J.P. Morgan Chase Bank, N.A. (the “escrow”) in an amount equal to $8,625,000 to use such funds to make payments in connection with the Warrant Repurchase. The funds in the escrow account are not held in trust and do not comprise any portion of any pro-rata distribution of the Trust Account.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least two-thirds of the votes cast at the Extraordinary General Meeting by the holders of the issued ordinary shares present in person or represented by proxy.

Our Board has fixed the close of business on March 18, 2021 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal is advisable and recommends that you vote or give instruction to vote “FOR” such proposal.

No other business is proposed to be transacted at the Extraordinary General Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal and the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your ordinary shares.

March [•], 2021

By Order of the Board

Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 2:00 p.m. local Singapore time on April 14, 2021: This notice of extraordinary general meeting and the accompanying Proxy Statement are available at [•].

SC Health Corporation
A Cayman Islands Exempted Company
108 Robinson Road #10-00
Singapore 068900

NOTICE OF WARRANT REPURCHASE RIGHTS TO PUBLIC WARRANT HOLDERS

Dear Public Warrant Holders:

NOTICE IS HEREBY GIVEN that if the Extension (as defined below) is approved at the Extraordinary General Meeting (as defined below), each holder of public warrants (other than the Sponsor and its affiliates) will have the right to require the Sponsor to repurchase or cause one of its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), their outstanding public warrants in connection with the Extension Proposal.

An extraordinary general meeting (the “Extraordinary General Meeting”) of the shareholders of SC Health Corporation (“SC Health,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 2:00 p.m. local Singapore time on April 14, 2021, at our principal executive office, located at 108 Robinson Road #10-00, Singapore 068900, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. The accompanying proxy statement (the “Proxy Statement”) is dated March [•], 2021. The sole purpose of the Extraordinary General Meeting is to:

•
consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”), the amendment of the Articles to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 16, 2019 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from April 16, 2021 to August 16, 2021 (the “Extension,” and such later date, the “Extended Date”).

The Extension Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provided that we had until January 16, 2021 to complete a business combination. On January 12, 2021, the Company’s shareholders approved an amendment to the Articles to provide that the Company would have until April 16, 2021 to complete a business combination. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a next generation technology developer for an initial business combination as disclosed on the Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2021, our Board currently believes that there will not be sufficient time to complete a business combination by April 16, 2021. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial business combination.

If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

In connection with the Extension Proposal, each holder of public warrants (other than the Sponsor and its affiliates) will have the right to require the Sponsor to repurchase or cause one of its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), their outstanding public warrants in connection with the Extension Proposal (the “Warrant Repurchase”). Any such purchases would occur only in connection with the effectiveness of the Extension. Any public warrants so repurchased by our Sponsor or its affiliate will be cancelled and cease to be outstanding.

Our Sponsor deposited cash into an escrow account with J.P. Morgan Chase Bank, N.A. (the “escrow”) in an amount equal to $8,625,000 to use such funds to make payments in connection with the Warrant Repurchase. The funds in the escrow account are not held in trust and do not comprise any portion of any pro-rata distribution of the Trust Account.

TO DEMAND REPURCHASE, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 12, 2021 (WHICH IS 6:00 A.M. LOCAL SINGAPORE TIME, ON APRIL 13, 2021 (SUBJECT TO DAYLIGHT SAVING TIMEZONE DIFFERENCE), TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR WARRANT CERTIFICATES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR WARRANTS TO THE WARRANT AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant.

Your rights associated with the public warrants are more fully described in the accompanying Proxy Statement.

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least two-thirds of the votes cast at the Extraordinary General Meeting by the holders of the issued ordinary shares present in person or represented by proxy.

After careful consideration of all relevant factors, our Board has determined that the Extension Proposal is advisable and recommends that the shareholders vote or give instruction to vote “FOR” such proposal.

This is not a notice of a meeting to the public warrant holders, and you are not being asked to vote on the Extension Proposal. This Proxy Statement is being furnished to the public warrant holders solely for purposes of informing the public warrant holders of the matters described herein.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Proposal, the Warrant Repurchase and the Extraordinary General Meeting.

March [•], 2021

By Order of the Board

Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Warrant Repurchase Rights of Public Warrant Holders: This notice of the Warrant Repurchase rights of public warrant holders and the accompanying Proxy Statement are available at [•].

SC Health Corporation
A Cayman Islands Exempted Company
108 Robinson Road #10-00
Singapore 068900

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
To Be Held at 2:00 p.m. local Singapore time, on April 14, 2021

PROXY STATEMENT

The extraordinary general meeting (the “Extraordinary General Meeting”) of SC Health Corporation (“SC Health,” the “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held at 2:00 p.m. local Singapore time on April 14, 2021, at our principal executive office, located at 108 Robinson Road #10-00, Singapore 068900, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

[•]

The sole purpose of the Extraordinary General Meeting is to:

•
consider and vote on a proposal to approve (the “Extension Proposal”), pursuant to the terms of the Company’s amended and restated memorandum and articles of association (as amended, the “Articles”), the amendment of the Articles to extend the date by which the Company must either (a) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities (a “business combination”) or (b) (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem all of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that was consummated on July 16, 2019 (the “IPO”); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining members and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law, from April 16, 2021 to August 16, 2021 (the “Extension,” and such later date, the “Extended Date”).

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provided that we had until January 16, 2021 to complete a business combination. On January 12, 2021, the Company’s shareholders approved an amendment to the Articles to provide that the Company would have until April 16, 2021 to complete a business combination (the “Prior Extension”). Our Board currently believes that there will not be sufficient time to complete a business combination by April 16, 2021. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial business combination.

If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company upon the consummation of the IPO and into which certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, was deposited (the “Trust Account”), including interest (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish the rights of the holders of public shares (the “public shareholders”) as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

In connection with the Extension Proposal, public shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares, and which election we refer to as the “Election.” An Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Proposal and an Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting. The public shareholders may make an Election regardless of whether such public shareholders were holders as of the record date. Public shareholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Extraordinary General Meeting, if the Extension is implemented and a public shareholder does not make an Election, they will retain the right to vote on any proposed initial business combination through the Extended Date if the Extension Date is approved and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a proposed business combination is completed. We are not asking you to vote on any proposed business combination at this time.

Based upon the amount in the Trust Account as of March [•], 2021, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on The New York Stock Exchange on March [•], 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

The withdrawal of funds from the Trust Account in connection with the Election (the “Withdrawal Amount”) will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of March [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant (as described below). In the event of a liquidation, holders of our Class B ordinary shares (the “founder shares” and, together with the public shares, the “shares” or “ordinary shares”), including the Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of founder shares.

Each holder of public warrants (other than the Sponsor and its affiliates) will have the right to require the Sponsor to repurchase or cause one of its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), their outstanding public warrants in connection with the Extension Proposal (the “Warrant Repurchase”). Any such purchases would occur only in connection with the effectiveness of the Extension. Any public warrants so repurchased by our Sponsor or its affiliate will be cancelled and cease to be outstanding.

Our Sponsor deposited cash into an escrow account with J.P. Morgan Chase Bank, N.A. (the “escrow”) in an amount equal to $8,625,000 to use such funds to make payments in connection with the Warrant Repurchase. The funds in the escrow account are not held in trust and do not comprise any portion of any pro-rata distribution of the Trust Account.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least two-thirds of the votes cast at the Extraordinary General Meeting by the holders of the issued ordinary shares present in person or represented by proxy. No other business is proposed to be transacted at the Extraordinary General Meeting.

Our Board has fixed the close of business on March 18, 2021 as the record date for determining the shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment or postponement thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment or postponement thereof. On the record date of the Extraordinary General Meeting, there were 22,812,500 ordinary shares outstanding, of which 17,250,000 were public shares and 5,562,500 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 5,562,500 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.

This Proxy Statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated March [•], 2021 and is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document.

Q.	Why am I receiving this Proxy Statement?	A.
We are a blank check company incorporated on December 10, 2018 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On July 16, 2019, we consummated our IPO from which we derived gross proceeds of $150,000,000. On August 2, 2019, we consummated the closing of the sale of 2,250,000 additional units at the price of $10.00 per unit upon receiving the underwriters’ election to fully exercise their over-allotment option, generating additional gross proceeds of $22,500,000 to us. Like many blank check companies, our Articles provide for the return of the funds held in trust to the holders of ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, January 16, 2021).

The Company was unable to complete a business combination by such date and on January 12, 2021, the Company’s shareholders approved the Prior Extension, and the Articles were amended to provide that the Company would have until April 16, 2021 to complete a business combination. In connection with the Prior Extension, no holders of Class A ordinary shares exercised their right to redeem their shares for cash, and no holders of public warrants exercised their right to require the Sponsor to repurchase or cause one of its affiliates to repurchase their public warrants for cash.

Our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial business combination.

Q.	What is being voted on?	A.	You are being asked to vote on:

			•	a proposal by special resolution to amend the Articles to extend the date by which the Company consummate a business combination from April 16, 2021 to August 16, 2021.

We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of March [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of the then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. The escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	Why is the Company proposing the Extension Proposal?	A.
Our Articles provide for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying business combination(s) consummated on or before April 16, 2021. The Company was unable to complete a business combination by such date and on January 12, 2021, the Company’s shareholders approved the Prior Extension, and the Articles were amended to provide that the Company would have until April 16, 2021 to complete a business combination. As we explain below, we may not be able to complete an initial business combination by that date.

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provided that we had until January 16, 2021 to complete a business combination. On January 12, 2021, the Company’s shareholders approved the Prior Extension to provide that the Company would have until April 16, 2021 to complete a business combination.

While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a next generation technology developer for an initial business combination as disclosed on the Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 5, 2021, our Board currently believes that there will not be sufficient time to complete a business combination by April 16, 2021. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial business combination.

Accordingly, our Board is proposing the Extension Proposal to amend the Articles to extend the date by which we must (i) consummate a business combination; (ii) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (iii) redeem all the public shares, from April 16, 2021 to August 16, 2021.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q	Why should I vote “FOR” the Extension Proposal?	A.
Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before April 16, 2021, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, including the target that we have entered into a non-binding letter of intent with, our Board believes current circumstances warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.

Whether a holder of public shares votes in favor of or against the Extension Proposal, if such proposal is approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Proposal.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public shareholders and we are not proposing and will not propose to change that obligation to the public shareholders. If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any initial business combination we may propose. Assuming the Extension Proposal is approved, we will have until the Extended Date to complete a business combination.

Our Board recommends that you vote in favor of the Extension Proposal.

Q.	When would the Board abandon the Extension Proposal?	A.	Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal.

Q.	How do the Company insiders intend to vote their shares?	A.
Our Sponsor and independent directors own an aggregate of 5,562,500 founder shares. Such founder shares represent approximately 24.4% of our issued and outstanding ordinary shares.

The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that they intend to vote in favor of the Extension Proposal.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal.

Q.	What vote is required to adopt the Extension Proposal?	A.
The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least two-thirds of the votes cast at the Extraordinary General Meeting by the holders of the issued ordinary shares present in person or represented by proxy.

Q.	What if I do not want to vote “FOR” the Extension Proposal?	A.
If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Broker “non-votes” and abstentions will count towards the quorum requirement for the Extraordinary General Meeting but will have no effect with respect to the approval of the Extension Proposal.

Q.	What rights do I have as a holder of public warrants?	A.
Each holder of public warrants (other than the Sponsor and its affiliates) will have the right to require the Sponsor to repurchase or cause one of its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), their outstanding public warrants (the “Warrant Repurchase”) in connection with (i) the completion of a business combination, (ii) a proposed amendment to our amended and restated memorandum and articles of association that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination within 21 months from the closing of our IPO or (iii) a proposed amendment to the terms of our public warrants that would affect the substance or timing of the right of holders of our public warrants to receive $1.00 per public warrant in the various circumstances described in the warrant agreement. Any such purchases would occur only in connection with the effectiveness of such amendment, including the effectiveness of the Extension. Any public warrants so repurchased by our Sponsor or its affiliate will be cancelled and cease to be outstanding.
Our Sponsor deposited cash into an escrow account with J.P. Morgan Chase Bank, N.A. in an amount equal to $8,625,000 to use such funds to make payments in connection with the Warrant Repurchase. The funds in the escrow account are not held in trust and do not comprise any portion of any pro-rata distribution of the Trust Account.

Q.	What happens if the Extension Proposal is not approved?	A.
Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

If the Extension Proposal is not approved, our Sponsor will not repurchase, nor cause one of its affiliates to repurchase, the public warrants you elected to have repurchased, and such public warrants will be returned to the holders.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	If the Extension Proposal is approved, what happens next?	A.
We will continue our efforts to complete an initial business combination until the Extended Date. Upon approval of the Extension Proposal by the requisite number of votes, the Extension will become effective. We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our ordinary shares held by our Sponsor and our independent directors as a result of their ownership of the founder shares.

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

Any public warrants you elected to have repurchased by the Sponsor or one of its affiliates in connection with the Extension Proposal will be repurchased by the Sponsor, and any public warrants so repurchased by our Sponsor or one of its affiliates will be cancelled and cease to be outstanding.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	What happens to the Company’s outstanding warrants if the Extension Proposal is not approved?	A.
If the Extension Proposal is not approved and we have not consummated a business combination by April 16, 2021, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

If the Extension Proposal is not approved, our Sponsor will not repurchase, nor cause one of its affiliates to repurchase, the public warrants you elected to have repurchased, and such public warrants will be returned to the holders.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Q.	What happens to the Company’s outstanding warrants if the Extension Proposal is approved?	A.
If the Extension Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date.

Any public warrants you elected to have repurchased by the Sponsor or one of its affiliates in connection with the Extension Proposal will be repurchased by the Sponsor or one of its affiliates, and any public warrants so repurchased by our Sponsor or one of its affiliates will be cancelled and cease to be outstanding.

All other public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q.	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with a proposed business combination?	A.
Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial business combination, subject to any limitations set forth in our Articles.

Q.	How do I change my vote?	A.
You may change your vote by sending a later-dated, signed proxy card to our Secretary at SC Health Corporation, 108 Robinson Road #10-00, Singapore 068900, so that it is received prior to the Extraordinary General Meeting or by attending the Extraordinary General Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Extraordinary General Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Extraordinary General Meeting and vote at the Extraordinary General Meeting, you must bring to the Extraordinary General Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q.	How are votes counted?	A.
Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting.

Accordingly, a shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?	A.
No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q.	What is a quorum requirement?	A.
A quorum of our shareholders is necessary to hold a valid Extraordinary General Meeting. A quorum will be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Extraordinary General Meeting are represented in person or by proxy. As of the record date for the Extraordinary General Meeting, the holders of at least 11,406,251 ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Extraordinary General Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement, but will not count as a vote cast at the Extraordinary General Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Extraordinary General Meeting.

Q.	Who can vote at the Extraordinary General Meeting?	A.
Only holders of record of our ordinary shares at the close of business on March 18, 2021 are entitled to have their vote counted at the Extraordinary General Meeting and any adjournment or postponement thereof. On this record date, 22,812,500 ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	A.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership, including indirect ownership, of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal— Interests of our Sponsor, Directors and Officers.”

Q.	Do I have appraisal rights if I object to the Extension Proposal?	A.	Our shareholders do not have appraisal rights in connection with the Extension Proposal under Cayman Islands law.

.	What do I need to do now?	A.
We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q.	How do I vote?	A.
If you are a holder of record of our ordinary shares, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my ordinary shares?	A.
Each of our public shareholders may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, New York, New York 11219, Attn: Relationship Manager, FOrihuela@astfinancial.com or treasurymanagement@astfinancial.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on April 12, 2021 (which is 6:00 a.m. local Singapore time, on April 13, 2021 (subject to daylight saving timezone difference), two business days before the Extraordinary General Meeting).

Q.	How can I require the Sponsor to repurchase public warrants I own?	A.
Each holder of public warrants may submit an election that, if the Extension is implemented, such holder of public warrants elects to have the Sponsor repurchase, or cause one of its affiliates to repurchase, all or a portion of his public warrants at a per-warrant price, payable in cash, of $1.00 (exclusive of commissions). You will also be able to have your public warrants repurchased in connection with any proposed initial business combination, but in the event a business combination is announced, but the business combination is later abandoned, our sponsor or its affiliate will not repurchase the public warrants, and the public warrants will be returned to the holders.

In order to tender your public warrants for repurchase, you must elect either to physically tender your warrant certificates to American Stock Transfer & Trust Company, LLC, the Company’s warrant agent, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, New York, New York 11219, Attn: Relationship Manager, FOrihuela@astfinancial.com or treasurymanagement@astfinancial.com, or to deliver your warrants to the warrant agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your warrants. You should tender your public warrants in the manner described above prior to 5:00 p.m. Eastern Time on April 12, 2021 (which is 6:00 a.m. local Singapore time, on April 13, 2021 (subject to daylight saving timezone difference), two business days before the Extraordinary General Meeting).

Q.	What should I do if I receive more than one set of voting materials?	A.
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q.	Who is paying for this proxy solicitation?	A.
We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Morrow Sodali its customary fee and out-of-pocket expenses. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?	A.
If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerage, please call (203) 658-9400
Email: SCPE.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or delivery of your ordinary shares, please contact:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
New York, New York 11219
Attn: Relationship Manager
E-mail: FOrihuela@astfinancial.com
    treasurymanagement@astfinancial.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement may constitute “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Proxy Statement may include, for example, statements about:

•	our ability to complete a business combination;
•	the anticipated benefits of a business combination; or
•	the volatility of the market price and liquidity of SC Health shares and other securities of SC Health.

The forward-looking statements contained in this Proxy Statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 23, 2020 and in other reports the Company files with the SEC. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BACKGROUND

We are a blank check company incorporated on December 10, 2018 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On July 16, 2019, we consummated the IPO of 15,000,000 units. Each “unit” consists of one Class A Share, and one-half of one redeemable warrant of SC Health (the “Warrants”). Each whole Warrant entitles the holder thereof to purchase one Class A Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to SC Health of $150,000,000.

Simultaneously with the consummation of the IPO, we completed the private sale of 5,000,000 warrants (the “private placement warrants”) to our Sponsor at a purchase price of $1.00 per private placement warrant, generating gross proceeds to SC Health of $5,000,000. The private placement warrants are substantially identical to the warrants sold as part of the units in the IPO, except that our Sponsor has agreed not to transfer, assign or sell any of the private placement warrants (except to certain permitted transferees) until 30 days after the completion of our initial business combination. The private placement warrants are also not redeemable by us so long as they are held by our Sponsor or its permitted transferees, and they may be exercised by our Sponsor and its permitted transferees on a cashless basis.

On August 2, 2019, we consummated the closing of the sale of 2,250,000 additional units at the price of $10.00 per unit upon receiving the underwriters’ election to fully exercise their over-allotment option, generating additional gross proceeds of $22,500,000 to us. As used herein, “IPO” includes the consummation of the sale of the shares in connection with the underwriters’ exercise of their over-allotment option. Simultaneously with the exercise of the over-allotment, we completed the private sale of an additional 450,000 private placement warrants to our Sponsor, generating gross proceeds of $450,000 to us.

Prior to the consummation of the IPO, on December 28, 2018, the Sponsor purchased an aggregate of 3,450,000 of our Class B ordinary shares (the “founder shares”), for an aggregate purchase price of $25,000. On February 8, 2019, we completed a sub-division of our Class B ordinary shares, pursuant to which the founder shares were sub-divided into 4,312,500 shares with a par value of $0.00008 per share. On July 9, 2019, we issued 1,250,000 founder shares to the Sponsor in connection with a forward purchase agreement (as described below) for par value, or $100, resulting in a total of 5,562,500 founder shares issued and outstanding, of which an aggregate of up to 562,500 shares were subject to forfeiture to the extent that the underwriters did not exercise their over-allotment option. As a result of the underwriters’ election to fully exercise their over-allotment option, such founder shares are no longer subject to forfeiture.

Prior to the IPO, we entered into a forward purchase agreement pursuant to which SC Health Group Limited, a Cayman Islands exempted company, agreed to subscribe for an aggregate of 5,000,000 Class A ordinary shares (the “forward purchase shares”) plus 1,250,000 redeemable warrants (the “forward purchase warrants” and, together with the forward purchase shares, the “forward purchase securities”) for a purchase price of $10.00 per Class A Share and accompanying fraction of a warrant, or $50,000,000 in the aggregate, in a private placement to close concurrently with the closing of our initial business combination. The forward purchase warrants have the same terms as the Warrants.

The obligations under the forward purchase agreement do not depend on whether any Class A Shares are redeemed by SC Health’s public shareholders.

A total of $172,500,000 from the proceeds SC Health received from the IPO and the sale of the private placement warrants was placed in a segregated Trust Account located in the United States at Deutsche Bank Trust Company Americas, with American Stock Transfer & Trust Company acting as trustee. The amounts held in the Trust Account are invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act that invest only in direct U.S. government treasury obligations.

The prospectus for our IPO and the Articles originally provided that we had until January 16, 2021 to consummate a business combination. On January 12, 2021, the Company’s shareholders approved the Prior Extension and we amended the Articles to provide that the Company would have until April 16, 2021 to complete a business combination. In connection with the Prior Extension, no holders of Class A ordinary shares exercised their right to redeem their shares for cash, and no holders of public warrants exercised their right to require the Sponsor to repurchase or cause one of its affiliates to repurchase their public warrants for cash.

As of March [•], 2021, there was approximately $[•] in investments held in the Trust Account and approximately $[•] of cash held outside the Trust Account.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of founder shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Extension Proposal—Interests of our Sponsor, Directors and Officers.”

On the record date of the Extraordinary General Meeting, there were 22,812,500 ordinary shares outstanding, of which 17,250,000 were public shares and 5,562,500 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 5,562,500 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.

Our principal executive offices are located at 108 Robinson Road #10-00, Singapore 068900 and our telephone number is +65 6438 1080.

PROPOSAL 1—THE EXTENSION PROPOSAL

The Extension Proposal

We are proposing to amend the Articles to extend the date by which we have to consummate a business combination to the Extended Date.

If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant (as described below). In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Each holder of public warrants (other than the Sponsor and its affiliates) will have the right to require the Sponsor to repurchase, or cause one of its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), their outstanding public warrants (the “Warrant Repurchase”) in connection with (i) the completion of a business combination, (ii) a proposed amendment to our amended and restated memorandum and articles of association that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination within 21 months from the closing of our IPO or (iii) a proposed amendment to the terms of our public warrants that would affect the substance or timing of the right of holders of our public warrants to receive $1.00 per public warrant in the various circumstances described in the warrant agreement. Any such purchases would occur only in connection with the effectiveness of such amendment, including the effectiveness of the Extension. Any public warrants so repurchased by our Sponsor or its affiliate will be cancelled and cease to be outstanding.

Our Sponsor deposited cash into an escrow account with J.P. Morgan Chase Bank, N.A. (the “escrow”) in an amount equal to $8,625,000 to use such funds to make payments in connection with the Warrant Repurchase. The funds in the escrow account are not held in trust and do not comprise any portion of any pro-rata distribution of the Trust Account.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

The Board’s Reasons for the Extension Proposal

The purpose of the Extension is to allow us more time to complete an initial business combination. The Articles provided that we had until January 16, 2021 to complete a business combination. On January 12, 2021, the Company’s shareholders approved the Prior Extension to provide that the Company would have until April 16, 2021 to complete a business combination. While we are currently in discussions regarding business combination opportunities and have signed a non-binding letter of intent with a next generation technology developer for an initial business combination as disclosed on the Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on January 5, 2021, our Board currently believes that there will not be sufficient time to complete a business combination by April 16, 2021. Therefore, our Board has determined that it is in the best interests of the Company to amend the Articles to extend the date that we have to consummate a business combination to the Extended Date in order that our shareholders are given the chance to participate in an investment opportunity. This Extension Proposal is being sought in connection with a business combination regarding which we are currently in discussion.

Our Articles provide that if our shareholders approve an extension of our obligation to redeem all of our public shares if we do not complete our initial business combination before April 16, 2021, we will provide our public shareholders with the opportunity to redeem all or a portion of their ordinary shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of the then outstanding public shares. We believe that this provision of the Articles was included to protect our shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Articles.

Given our expenditure of time, effort and money to identify potential targets for a potential initial business combination, including the target that we have entered into a non-binding letter of intent with, our Board believes current circumstances and negotiation warrant providing those who believe the Company might execute a potential business combination that is an attractive investment opportunity with an opportunity to consider such a transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so. In the event that the Company enters into a definitive agreement for an initial business combination prior to the Extraordinary General Meeting, the Company will issue a press release and file a Current Report on Form 8-K with the SEC announcing the proposed initial business combination.

You are not being asked to vote on a proposed business combination at this time. If the Extension is implemented and you do not make an Election, you will retain the right to vote on any proposed initial business combination when and if one is submitted to shareholders and the right to redeem your public shares at a per-share price, payable in cash, equal to the pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Proposal is Not Approved

Our Board will abandon the Extension if our shareholders do not approve the Extension Proposal. If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

If the Extension Proposal is not approved, our Sponsor will not repurchase the public warrants you elected to have repurchased, and such public warrants will be returned to the holders.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

If the Extension Proposal is Approved

We will continue our efforts to complete an initial business combination by the Extended Date. Upon approval of the Extension Proposal, the Extension will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $[•] that was in the Trust Account as of March [•], 2021. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

Any public warrants you elected to have repurchased by the Sponsor in connection with the Extension Proposal will be repurchased by the Sponsor, and any public warrants so repurchased by our Sponsor will be cancelled and cease to be outstanding.

All other public warrants will remain outstanding and will become exercisable for one Class A ordinary share 30 days after the completion of an initial business combination at an initial exercise price of $11.50 per warrant for a period of five years, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If the Extension Proposal is approved but we do not complete a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors.

In the event that we are unable to close a business combination within the allotted time, the escrow agent under the escrow will be authorized and instructed to transfer $1.00 per whole public warrant, to holders of public warrants other than the Sponsor and its affiliates, at the same time as we redeem our public shares, and all public warrants will expire worthless.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

Full Text of the Resolution

“RESOLVED, as a special resolution, that article 163 (a) of the Articles of Association of the Company be deleted and replaced as follows:

“(a) either the Company does not consummate a Business Combination by twenty-five months after the closing of the IPO, or such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company's Members is passed pursuant to the Companies Act (as amended) to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund (less up to $100,000 of interest to pay dissolution expenses and net of taxes payable), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

Vote Required for Approval

The Extension Proposal must be approved as a special resolution under the Articles, being the affirmative vote of the holders of at least two-thirds of the then issued and outstanding ordinary shares who, being present and entitled to vote at the Extraordinary General Meeting, vote at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of the Board

As described herein, after careful consideration of all relevant factors, our Board has determined that the Extension Proposal is in the best interests of the Company. Our Board has approved and declared advisable adoption of the Extension Proposal and recommends that you vote “FOR” such proposal.

After careful consideration of all relevant factors, our Board determined that the Extension Proposal is in the best interests of the Company.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Extension Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of our shareholders will be held at 2:00 p.m. local Singapore time on April 14, 2021, at our principal executive office, located at 108 Robinson Road #10-00, Singapore 068900, or at such other time, on such other date and at such other place at which the meeting may be adjourned or postponed. Shareholders that wish to listen to the Extraordinary General Meeting via teleconference, but will not be able to participate in the Extraordinary General Meeting or vote, may use the following teleconference dial-in numbers:

[•]

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned the ordinary shares at the close of business on March 18, 2021, the record date for the Extraordinary General Meeting. You will have one vote per proposal for each ordinary share you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least two-thirds of the votes cast at the Extraordinary General Meeting by the holders of the issued ordinary shares present in person or represented by proxy. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

On the record date of the Extraordinary General Meeting, there were 22,812,500 ordinary shares outstanding, of which 17,250,000 were public shares and 5,562,500 were founder shares. The founder shares carry voting rights in connection with the Extension Proposal, and we have been informed by our Sponsor and independent directors that hold 5,562,500 founder shares in the aggregate, that they intend to vote in favor of the Extension Proposal.

If you do not want the Extension Proposal to be approved, you must vote “AGAINST” the proposal. If the Extension Proposal is approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by our Board on the proposal to approve the Extension Proposal being presented to shareholders at the Extraordinary General Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Extraordinary General Meeting if you are a holder of record of the ordinary shares. You may contact Morrow Sodali at:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerage, please call (203) 658-9400
Email: SCPE.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Proposal requires a special resolution under the Articles, being the affirmative vote of at least two-thirds of the votes cast at the Extraordinary General Meeting by the holders of the issued ordinary shares present in person or represented by proxy.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting.

If the Extension Proposal is not approved and we do not consummate a business combination by April 16, 2021 in accordance with our Articles, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up, subject to the warrant holders’ right to receive $1.00 per public warrant. In the event of a liquidation, holders of our founder shares, including our Sponsor and our independent directors, will not receive any monies held in the Trust Account as a result of their ownership of the founder shares.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase public shares in privately negotiated transactions or in the open market prior to the Extraordinary General Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase public shares in such transactions. Any such purchases that are completed after the record date for the Extraordinary General Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Extraordinary General Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Proposal. None of our Sponsor, directors, officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

•
If we do not consummate a business combination by April 16, 2021, which is 21 months from the closing of our IPO, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, we would (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay liquidation expenses and net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. In such event, the founder shares, all of which are owned by our Sponsor and independent directors, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because our holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete a business combination within the required period.

•
In addition, simultaneously with the closing of our IPO, we consummated the sale of 5,000,000 private placement warrants at a price of $1.00 per warrant in a private placement to our Sponsor. The warrants are each exercisable for one ordinary share at $11.50 per share. If we do not consummate a business combination by April 16, 2021, or by the Extended Date if the Extension Proposal is approved by the requisite number of votes, then a portion of the proceeds from the sale of the private placement warrants will be part of the liquidating distribution to the public shareholders and the warrants held by our Sponsor will be worthless.

•
Our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination Board determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

•
If the Trust Account is liquidated, including in the event we are unable to complete a business combination within the required time period, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under the indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

Redemption Rights

Each of our public shareholders may submit an election that such public shareholder elects to redeem all or a portion of his public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, or if we have not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 12, 2021 (WHICH IS 6:00 A.M. LOCAL SINGAPORE TIME, ON APRIL 13, 2021 (SUBJECT TO DAYLIGHT SAVING TIMEZONE DIFFERENCE), TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your ordinary shares for redemption, you must elect either to physically tender your share certificates to American Stock Transfer & Trust Company, LLC, the Company’s transfer agent, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, New York, New York 11219, Attn: Relationship Manager, FOrihuela@astfinancial.com or treasurymanagement@astfinancial.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You should tender your ordinary shares in the manner described above prior to 5:00 p.m. Eastern Time on April 12, 2021 (which is 6:00 a.m. local Singapore time, on April 13, 2021 (subject to daylight saving timezone difference), two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your ordinary shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Proposal will not be approved. The transfer agent will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of March [•], 2021, which was $[•], we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.[•] at the time of the Extraordinary General Meeting. The closing price of the public shares on the New York Stock Exchange on March [•], 2021, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $[•]. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to our transfer agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a public shareholder who tenders ordinary shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the Extraordinary General Meeting.

Warrant Repurchase Rights

Each of our holders of public warrants may submit an election that such holder of public warrants elects to have the Sponsor repurchase, or cause one of its affiliates to repurchase, all or a portion of his public warrants at a per-share price, payable in cash, of $1.00 (exclusive of commission). You will also be able to have your public warrants repurchased in connection with any proposed initial business combination, but in the event a business combination is announced, but the business combination is later abandoned, our Sponsor or its affiliate will not repurchase the public warrants, and the public warrants will be returned to the holders.

TO DEMAND REPURCHASE, PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 12, 2021 (WHICH IS 6:00 A.M. LOCAL SINGAPORE TIME, ON APRIL 13, 2021 (SUBJECT TO DAYLIGHT SAVING TIMEZONE DIFFERENCE), TWO BUSINESS DAYS BEFORE THE EXTRAORDINARY GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR WARRANT CERTIFICATES TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC OR TO DELIVER YOUR WARRANTS TO THE WARRANT AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In order to tender your public warrants for repurchase , you must elect either to physically tender your warrant certificates to American Stock Transfer & Trust Company, LLC, the Company’s warrant agent, at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, New York, New York 11219, Attn: Relationship Manager, FOrihuela@astfinancial.com or treasurymanagement@astfinancial.com, or to deliver your warrants to the warrant agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your warrants. You should tender your public warrants in the manner described above prior to 5:00 p.m. Eastern Time on April 12, 2021 (which is 6:00 a.m. local Singapore time, on April 13, 2021 (subject to daylight saving timezone difference), two business days before the Extraordinary General Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the holder of public warrants, whether or not it is a record holder or its warrants are held in “street name,” by contacting the warrant agent or its broker and requesting delivery of its warrants through the DWAC system. Delivering warrants physically may take significantly longer. In order to obtain a physical warrant certificate, a warrant holder’s broker and/or clearing broker, DTC, and our warrant agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the warrants or delivering them through the DWAC system. The warrant agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the warrant holder. It is our understanding that warrant holders should generally allot at least two weeks to obtain physical certificates from the warrant agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical warrant certificate. Such warrant holders will have less time to make their investment decision than those warrant holders that deliver their warrants through the DWAC system. Warrant holders who request physical warrant certificates and wish to have their public warrants repurchased may be unable to meet the deadline for tendering their warrants before exercising their repurchase rights and thus will be unable to have their warrants repurchased.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Proposal at the Extraordinary General Meeting will not be repurchased for cash in the escrow account. In the event that a holder of public warrants tenders its warrants and decides prior to the vote at the Extraordinary General Meeting that it does not want to have its warrants repurchased, the warrant holder may withdraw the tender. If you delivered your public warrants for repurchase to our warrant agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your warrants, you may request that our warrant agent return the warrants (physically or electronically). You may make such request by contacting our warrant agent at the address listed above. In the event that a holder of public warrants tenders warrants and the Extension Proposal is not approved, these warrants will not be repurchased and the physical certificates representing these warrants will be returned to the warrant holder promptly following the determination that the Extension Proposal will not be approved. The warrant agent will hold the certificates of holders of public warrants that make the Election until such warrants are repurchased with cash or returned to such warrant holder.

If properly demanded, the Sponsor or one of its affiliates will repurchase each public warrant for a per-warrant price, payable in cash, equal to $1.00 (exclusive of commissions).

If you exercise your repurchase rights, you will be exchanging your public warrants for cash and will no longer own the warrants. You will be entitled to receive cash for these warrants only if you properly demand repurchase and tender your warrant certificate(s) to our warrant agent prior to the vote on the Extension Proposal at the Extraordinary General Meeting. We anticipate that a holder of public warrants who tenders public warrants for repurchase in connection with the vote to approve the Extension Proposal would receive payment of the repurchase price for such warrants soon after the Extraordinary General Meeting.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION AND WARRANT REPURCHASE RIGHTS

The following discussion is a summary of certain U.S. federal income tax considerations generally applicable to Redeeming U.S. Holders (as defined below) in connection with an Election or a Warrant Repurchase. This discussion is limited to certain U.S. federal income tax considerations to Redeeming U.S. Holders that hold our Class A ordinary shares and public warrants as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). This discussion is a summary only and does not consider all aspects of U.S. federal income taxation that may be relevant to a Redeeming U.S. Holder in connection with an Election or Warrant Repurchase, including:

•	our Sponsor, founders, officers or directors;
•	financial institutions or financial services entities;
•	broker-dealers;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	insurance companies;
•	regulated investment companies;
•	real estate investment trusts;
•	expatriates or former long-term residents of the United States;
•	persons that actually or constructively own five percent or more of our voting shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation or in connection with services;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or
•	Redeeming U.S. Holders (as defined below) whose functional currency is not the U.S. dollar.

Moreover, the discussion below is based upon the provisions of the Code, the Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as of the date hereof, and such provisions may be repealed, revoked, modified or subject to differing interpretations, possibly on a retroactive basis, so as to result in U.S. federal income tax consequences different from those discussed below. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare contribution tax laws, or state, local or non-U.S. tax laws. We have not sought, and will not seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any U.S. federal income tax consequence described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our securities, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partner and the partnership. If you are a partner of a partnership holding our securities, we urge you to consult your own tax advisor.

As used herein, a “Redeeming U.S. Holder” is a beneficial owner of our Class A ordinary shares and/or our public warrants that hold its Class A ordinary shares and its public warrants as a capital asset for U.S. federal income tax purposes (x) and elects to have such Class A ordinary shares redeemed for cash pursuant to the exercise of redemption rights through an Election or (y) requires the Sponsor or one of its affiliates to repurchase, at $1.00 per public warrant, such public warrants pursuant to the Warrant Repurchase, and, in each case, is, for U.S. federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a United States person.

THIS DISCUSSION IS ONLY A SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION AND WARRANT REPURCHASE. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS TAX ADVISORS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH REDEEMING U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION OR WARRANT REPURCHASE, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Tax Consequences for U.S. Holders Exercising Redemption Rights Pursuant to an Election

Redemption as Sale of Class A Ordinary Shares or Corporate Distribution

Subject to the passive foreign investment company (“PFIC”) rules discussed below, the U.S. federal income tax consequences of a redemption pursuant to an Election to a Redeeming U.S. Holder will depend, in part, on whether such redemption qualifies as a sale of the redeemed Class A ordinary shares under Section 302 of the Code. If the redemption by us qualifies as a sale of Class A ordinary shares, the Redeeming U.S. Holder will be treated as described under “—Sale of Class A Ordinary Shares” below. If the redemption by us does not qualify as a sale of Class A ordinary shares, the U.S. Holder will be treated as receiving a corporate distribution with the tax consequences described below under “—Corporate Distribution.” Whether a redemption by us qualifies for sale treatment will depend largely on the total number of our shares treated as held by the Redeeming U.S. Holder (including any shares constructively owned by the Redeeming U.S. Holder described in the following paragraph) relative to all of our shares outstanding both before and after such redemption. The redemption by us of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete termination” of the Redeeming U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the Redeeming U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a Redeeming U.S. Holder takes into account not only our shares actually owned by the Redeeming U.S. Holder, but also our shares that are constructively owned by it. A Redeeming U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares the Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of our warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately following the redemption of Redeeming Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the Redeeming U.S. Holder immediately before the redemption. Prior to our initial business combination, the Class A ordinary shares may not be treated as voting stock for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a Redeeming U.S. Holder’s interest if either (i) all of our shares actually and constructively owned by the Redeeming U.S. Holder are redeemed or (ii) all of our shares actually owned by the Redeeming U.S. Holder are redeemed and the Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and the Redeeming U.S. Holder does not constructively own any other shares of ours. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend with respect to a Redeeming U.S. Holder if it results in a “meaningful reduction” of the Redeeming U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a Redeeming U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances.

However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.” A Redeeming U.S. Holder should consult with its own tax advisors as to the tax consequences of a redemption.

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution and the tax effects will be as described under “—Corporate Distribution” below. After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Class A ordinary shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.

Sale of Class A Ordinary Shares

Subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss on such sale of our Class A ordinary shares. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A ordinary shares described in our IPO prospectus may suspend the running of the applicable holding period for this purpose.

The amount of gain or loss recognized on such sale generally will be equal to the difference between (i) the sum of the amount of cash received in the sale and (ii) the Redeeming U.S. Holder’s adjusted tax basis in its Class A ordinary shares so sold. Long-term capital gain realized by a non-corporate Redeeming U.S. Holder is currently eligible to be taxed at reduced rates. The deduction of capital losses is subject to certain limitations.

Corporate Distribution

Subject to the PFIC rules discussed below, a Redeeming U.S. Holder generally will be required to include in gross income as dividends the amount of any such corporate distribution to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends paid by us will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Distributions in excess of such earnings and profits generally will be applied against and reduce the Redeeming U.S. Holder’s basis in its Class A ordinary shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such Class A ordinary shares (see “—Sale of Class A Ordinary Shares” above).

With respect to non-corporate Redeeming U.S. Holders, under tax laws currently in effect, dividends generally will be taxed at the lower applicable long-term capital gains rate (see “—Sale of Class A Ordinary Shares” above) only if our Class A ordinary shares are readily tradable on an established securities market in the United States, we are not treated as a PFIC at the time the dividend is paid or in the preceding year and provided certain holding period and other requirements are met. Because we believe it is likely we have been considered a PFIC for our taxable year ended on December 31, 2020, dividends paid to Redeeming U.S. Holders with respect to our Class A ordinary shares may not constitute “qualified dividends” that would be taxable at a reduced rate. Redeeming U.S. Holders should consult their tax advisors regarding the availability of such lower rate for any dividends paid with respect to our Class A ordinary shares.

Tax Consequences for U.S. Holders Requiring the Sponsor to Effect a Warrant Repurchase

Subject to the PFIC rules described below, for U.S. federal income tax purposes, if, pursuant to the Warrant Repurchase, a Redeeming U.S. Holder causes the Sponsor or its affiliates to repurchase, at $1.00 per public warrant (exclusive of commissions), public warrants it holds, such repurchase will be treated as a taxable disposition to the Redeeming U.S. Holder. Subject to the PFIC rules described below, a Redeeming U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount realized and the Redeeming U.S. Holder’s adjusted tax basis in the warrants.

Generally, the amount of gain or loss recognized by a U.S. Holder on a sale or other taxable disposition will be an amount equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in its public warrants so disposed of.

Passive Foreign Investment Company Rules

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets. For purposes of these rules, interest income earned by us would be considered to be passive income and cash held by us would be considered to be a passive asset.

Because we are a blank check company with no current active business, based upon the composition of our income and assets, and upon a review of our financial statements, we believe that it is likely we were a PFIC for our initial taxable year ended December 31, 2019 and our taxable year ended on December 31, 2020, and will likely be a PFIC for our current taxable year.

Accordingly, a Redeeming U.S. Holder (provided, in the case of an Election, it does not make in respect of our Class A ordinary shares (i) a timely qualified electing fund (“QEF”) election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares or (ii) a timely “mark to market” election, in each case, as described below) generally will be subject to special rules with respect to:

•
any gain recognized by the Redeeming U.S. Holder on the sale of its Class A ordinary shares or warrants, which would include a redemption pursuant to an Election, if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution” and a repurchase of public warrants pursuant to the Warrants Repurchase; and

•
any “excess distribution” made to the Redeeming U.S. Holder on account of its Class A ordinary shares (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to an Election to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution.” As described above, the Warrant Repurchase is expected to be treated as a taxable disposition of public warrants subject to the rules described in the previous bullet and therefore is not expected to constitute an “excess distribution.”

Under these special rules:

•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Class A ordinary shares or public warrants;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or, with respect to Class A ordinary shares, received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder with respect to the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The application of the PFIC rules is extremely complex. Shareholders considering participating in the redemption should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.

QEF Election

A Redeeming U.S. Holder may avoid the PFIC rules described above in respect to our Class A ordinary shares (but not our warrants) by making a timely election (if eligible to do so) to treat us as a QEF. If we are treated as a QEF with respect to a Redeeming U.S. Holder, such Redeeming U.S. Holder must include in gross income on a current basis (in the taxable year of such Redeeming U.S. Holder in which or with which our taxable year ends) its pro rata share of our net capital gains (as long-term capital gain) and our ordinary earnings (as ordinary income), in each case, whether or not distributed, with respect to such Redeeming U.S. Holder’s Class ordinary shares. A Redeeming U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under these QEF rules, but if deferred, any such taxes will be subject to an interest charge.

A U.S. Holder may not make a QEF election with respect to its public warrants. As a result, any gain recognized by a Redeeming U.S. Holder with respect to the Warrant Repurchase generally will be treated under the special rules described above applicable to gain realized with respect to PFIC stock.

If a Redeeming U.S. Holder has made a QEF election with respect to our Class A ordinary shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to an Election (if such redemption is treated as a sale under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution”) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a corporate distribution under the rules discussed above under the heading “Redemption as Sale of Class A Ordinary Shares or Corporate Distribution,” any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holder. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a “PFIC Annual Information Statement”, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a Redeeming U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Class A ordinary shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such Class A ordinary shares unless the Redeeming U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the Redeeming U.S. Holder will be deemed to have sold such Class A ordinary shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in such Class A ordinary shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a “PFIC Annual Information Statement” from us. Upon written request, we will endeavor to provide to a U.S. Holder such information as the IRS may require, including a “PFIC Annual Information Statement”, in order to enable the U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we will timely provide such required information.

Mark-to-Market Election

Alternatively, if we are a PFIC and our Class A ordinary shares constitute “marketable stock,” a Redeeming U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such Redeeming U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) our Class A ordinary shares, makes a mark-to-market election with respect to such Class A ordinary shares for such taxable year. Such Redeeming U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The Redeeming U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Class A ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. A U.S. Holder may not make a mark-to-market election with respect to its public warrants.

The mark-to-market election is available only for “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including the New York Stock Exchange, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their tax advisor regarding the availability and tax consequences of a mark-to-market election in respect to our Class A ordinary shares under their particular circumstances.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of our Class A ordinary shares and public warrants should consult their own tax advisors concerning the application of the PFIC rules to our securities, and to any Election or Warrant Repurchase, under their particular circumstances.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of [•] held by:

•	each person known by SC Health to be the beneficial owner of more than 5% of any class of SC Health’s outstanding ordinary shares;
•	each of SC Health’s executive officers and directors;
•	all SC Health’s executive officers, directors and director nominees as a group;

As of the record date, there were a total of 22,812,500 ordinary shares outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares(2)
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
SC Health Holdings Limited (our Sponsor)(3)	—	—	5,487,500	98.7%	24.1%
David Sin(3)	—	—	5,487,500	98.7%	24.1%
AJ Coloma	—	—	—	—	—
Hwei Lynn Lau	—	—	—	—	—
Lim Cheok Peng	—	—	25,000	*	*
Frank Lavin	—	—	25,000	*	*
Suresh Marimuthu	—	—	25,000	*	*
Glazer Capital, LLC(4)	2,200,048	12.8%	—	—	9.6%
Hudson Bay Capital Management LP(5)	1,283,210	7.4%			5.6%
Perceptive Advisors LLC(6)	1,000,000	5.8%			4.4%
Polar Asset Management Partners Inc.(7)	891,391	5.2%	—	—	3.9%
HGC Investment Management Inc.(8)	871,049	5.0%	—	—	3.8%
All executive officers and directors as a group (6 individuals)	—	—	5,562,500	100%	24.4%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of our shareholders is 108 Robinson Road #10-00, Singapore 068900.
(2)
Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination.

(3)
SC Health Holdings Limited is wholly-owned by SC Health Group Limited. Each of SC Health Group Limited and David Sin may be deemed to beneficially own the shares held by our Sponsor by virtue of their direct and indirect ownership, respectively, of the shares of SC Health Holdings Limited. Each of SC Health Group Limited and David Sin disclaims beneficial ownership over any securities owned by our Sponsor other than to the extent of any of their respective pecuniary interest therein, directly or indirectly.

(4)
Based on a Schedule 13G/A, filed with the SEC on February 16, 2021, by Glazer Capital, LLC and Paul J. Glazer. Glazer Capital exercises sole voting and dispositive power over 2,200,048 shares. Paul J. Glazer is the managing member of Glazer Capital, with respect to the Class A ordinary shares held by Glazer Capital. The principal business address of Glazer Capital is 250 West 55th Street, Suite 30A, New York, New York 10019.

(5)
Based on a Schedule 13G, filed with the SEC on February 10, 2021, by Hudson Bay Capital Management LP. Hudson Bay Capital Management LP serves as the investment manager to HB Strategies LLC, in whose name the securities reported in the Schedule 13G are held. Mr. Sander Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Mr. Gerber disclaims beneficial ownership of these securities. Hudson Bay Capital Management LP exercises shared voting and dispositive power over 1,283,210 shares. The principal business address of Hudson Bay Capital Management LP is 777 Third Avenue, 30th Floor, New York, NY 10017.

(6)
Based on a Schedule 13G, filed with the SEC on February 16, 2021, by Perceptive Advisors LLC. Perceptive Life Sciences Master Fund, Ltd. directly holds 1,000,000 shares. Perceptive Advisors LLC serves as the investment manager to Perceptive Life Sciences Master Fund, Ltd. And may be deemed to beneficially own such shares. Mr. Joseph Edelman is the managing member of Perceptive Advisors LLC and may be deemed to beneficially own such shares. Perceptive Advisors LLC exercises shared voting and dispositive power over 1,000,000 shares. The principal business address of Perceptive Advisors LLC is 51 Astor Place, 10th Floor, New York, NY 10003.

(7)
Based on a Schedule 13G/A, filed with the SEC on February 10, 2021, by Polar Asset Management Partners Inc. Polar Asset Management Partners Inc. exercises sole voting and dispositive power over 891,391 shares. The principal business address of Polar Asset Management Partners Inc. is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(8)
Based on a Schedule 13G, filed with the SEC on February 14, 2020, by HGC Investment Management Inc. HGC Investment Management Inc. exercises sole voting and dispositive power over 871,049 shares. The principal business office of HGC Investment Management Inc. is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

If the Extension Proposal is approved, we anticipate that the 2021 annual general meeting will be held no later than December 31, 2021. Any shareholder seeking to bring a proposal before the annual general meeting or to nominate a candidate for election to the Board must submit such proposal or nomination in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our Articles. Such proposals must have been received by us at our offices at 108 Robinson Road #10-00, Singapore 068900, at a reasonable time before we begin to print and send our proxy materials for our 2021 annual general meeting, which deadline will be disclosed prior to such in one of our SEC filings.

If the Extension Proposal is not approved, there will be no annual general meeting in 2021.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 108 Robinson Road #10-00, Singapore 068900, to inform us of the shareholder’s request; or

•	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, our corporate website at https://www.schealthcorp.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this Proxy Statement.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
470 West Avenue
Stamford CT 06902
Individuals call toll-free: (800) 662-5200
Banks and brokerage, please call (203) 658-9400
Email: SCPE.info@investor.morrowsodali.com

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at 108 Robinson Road #10-00, Singapore 068900.

If you are a shareholder of the Company and would like to request documents, please do so by April [⦁], 2021, in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

 Preliminary Proxy Card

SC HEALTH CORPORATON

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON

[•], 2021

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Proposal, hereby acknowledges receipt of the notice and Proxy Statement, dated March [•], 2021, in connection with the Extraordinary General Meeting to be held at 2:00 p.m. local Singapore time on April 14, 2021, at our principal executive office, located at 108 Robinson Road #10-00, Singapore 068900, for the sole purpose of considering and voting upon the following proposals, and hereby appoints David Sin and AJ Coloma, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of SC Health Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournment or postponement thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 2:00 p.m. local Singapore time on April 14, 2021:

This notice of extraordinary general meeting and the accompanying Proxy Statement are available at [•].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1	Please mark votes as indicated in this example	☒

Proposal 1—Extension Proposal	FOR	AGAINST	ABSTAIN	Check here for address change and indicate the correct address below: ☐
Amend the Company’s amended and restated memorandum and articles of association to extend the date that the Company has to consummate a business combination from April 16, 2021 to August 16, 2021.	☐	☐	☐
Date: , 2021
Signature Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL NOT COUNT TOWARDS THE QUORUM REQUIREMENT FOR THE EXTRAORDINARY GENERAL MEETING AND YOUR ORDINARY SHARES WILL NOT BE VOTED. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.